================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                             ----------------------

        Date of Report (Date of Earliest Event Reported): April 24, 2001

                               Avatex Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

          1-8549                                        25-1425889
------------------------                   ------------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)

5910 N. Central Expressway, Suite #1780                   75206
            Dallas, Texas
----------------------------------------                ----------
(Address of Principal Executive Offices)                (Zip Code)

                                  214-365-7450
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================



                                   Page 1 of 3
                             Exhibit Index on Page 3

Item 5.           Other Events
-------           ------------

         On April 24, 2001, Avatex Corporation ("Avatex") announced that it purchased approximately $11,744,000 principal amount of 6.75% Notes due December 2002 issued by Avatex's wholly-owned subsidiary, Avatex Funding, Inc. The Notes are also guaranteed by Avatex. Avatex purchased the Notes from certain third parties for approximately $7,337,000. The purchase will result in an extraordinary gain on extinguishment of debt of approximately $2,480,000.

         Avatex also announced that the National Intergroup, Inc. Retirement Program and the Davenport, Inc. Pension Plan separately purchased a total of approximately $5,256,000 principal amount of Notes. The Plans purchased the Notes from the same third parties for approximately $3,280,000. Avatex was formerly known as National Intergroup, Inc. and Davenport, Inc. is a wholly-owned subsidiary of Avatex.

         Reference is hereby made to the Press Release, dated April 24, 2001, which is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.           Financial Statements and Exhibits
-------           ---------------------------------

(c)      Exhibits

         99       Press Release dated April 24, 2001, issued by Avatex
                  Corporation.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AVATEX CORPORATION
                                             (Registrant)

                                             By: /s/ Robert H. Stone
                                                 -----------------------
                                                 Robert H. Stone
                                                 Vice President, General
                                                 Counsel and Secretary

                                  Exhibit Index

Exhibit No.                   Description                                Page
-----------                   -----------                                ----

         99       Press Release dated April 24, 2001, issued by Avatex
                  Corporation.